EXHIBIT 10.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), effective as of October 31 2014, is made and entered into by and between Braeburn Pharmaceuticals BVBA SPRL, a private limited liability company existing under the laws of Belgium (“Braeburn”), and FX Therapeutics, Inc., a Delaware corporation (“FX”).  Braeburn and FX are sometimes referred to herein as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, FX has an exclusive option to purchase from Endo Pharmaceuticals Inc. (“Endo”) certain assets relating to its MedLaunch Implant Program pursuant to that certain Option Agreement, dated as of May 6, 2014, by and between Endo and FX (as amended from time to time, and including all exhibits thereto, the “Option Agreement”);

WHEREAS, FX wishes to assign, grant, transfer and convey to Braeburn all of FX’s right, title and interest in and to the Option Agreement, subject to the terms and conditions hereunder;

WHEREAS, Braeburn wishes to acquire all of FX’s right, title and interest in and to, and assume all of FX’s duties, liabilities and obligations arising under, in respect of or relating to, the Option Agreement, subject to the terms and conditions hereunder; and

WHEREAS, consummation of the transactions contemplated by the Option Agreement by Endo and Braeburn (the “Asset Purchase Closing”) no later than 11:59 p.m., New York time, November 4, 2014 is a condition precedent to the effectiveness of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements and provisions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.             Assignment and Assumption; Retained Liabilities.

(a)           Subject to the terms and conditions of this Agreement, as of immediately prior and subject to the Asset Purchase Closing, FX assigns, grants, conveys and transfers to Braeburn all of FX’s right, title and interest in and to the Option Agreement (the “Assigned Rights”), and Braeburn assumes and shall perform and discharge when due, all of FX’s obligations and liabilities under the Option Agreement in accordance with the terms thereof (the “Assumed Liabilities”), other than any such obligations which were required to be performed by FX prior to the date of the Asset Purchase Closing or liabilities resulting from actions taken or omitted prior to the date of the Asset Purchase Closing (collectively, the “Retained Liabilities”)).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)           Except with respect to the Assumed Liabilities, Braeburn does not hereby assume any liabilities or obligations of FX of any kind, whether such liabilities or obligations relate to payment, performance or otherwise, whether matured or unmatured, known or unknown, whether contingent or otherwise, fixed or absolute, present, future or otherwise, it being understood that any of these liabilities and obligations of FX, including the Retained Liabilities, are hereby retained, and shall be paid, performed and/or discharged by FX.

2.             Representations and Warranties.  FX hereby represents and warrants to Braeburn as follows:

(a)           FX has made available to Braeburn a correct and complete copy of the Option Agreement, a copy of which is attached to this Exhibit A of this Agreement;

(b)           the Option Agreement is legal, valid and binding on FX and Endo, is in full force and effect and enforceable against FX and Endo in accordance with its terms;

(c)           FX is not in breach of, or default under, the Option Agreement and, to the knowledge of FX, Endo is not in breach of or default thereunder, and no event has occurred that with due notice or the lapse of time or both would constitute a breach, default or violation by FX or Endo of any term, condition or provision of the Option Agreement;

(d)           FX has obtained the prior written consent of Endo to assign the Option Agreement to Braeburn as contemplated by this Agreement;

(e)           the execution, delivery and performance by FX of this Agreement does not and will not (as the case may be) violate or conflict with, or constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under or create in Endo the right to terminate, modify or cancel the Option Agreement; and

(f)            on October 31, 2014, FX exercised the Option to purchase the Purchased Assets (as such terms are defined in the Option Agreement) in accordance with Section 1.4 of the Option Agreement.

3.             Payment of Consideration.  In consideration for the assignment of the Option Agreement hereunder, Braeburn shall pay to FX US$8,000,000, as promptly as commercially practicable but in any event not later than [***] days of the date of the Asset Purchase Closing, by wire transfer in immediately available funds to the following account:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.             Further Assurances.  It is the intent of the Parties that all of FX’s right, title and interest in, to and under the Option Agreement be conveyed, granted, transferred, assigned and delivered to Braeburn as set forth herein.  From time to time after the date hereof, at the request of Braeburn or FX, but without further consideration, Braeburn or FX, as the case may be, will each execute and deliver to the other Party such other instruments of conveyance, assignment and transfer and take such other actions as Braeburn and/or FX reasonably may request in order to consummate the transactions contemplated herein.

5.             Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

6.             Consent to Jurisdiction.  Each of the Parties hereby irrevocably consents and agrees that any suit, action or proceeding (a “Proceeding”) arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement (a “Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware.  The Parties agree that, after a Legal Dispute is before a court as specified in this Section 6 and during the pendency of the Legal Dispute before that court, all Proceedings with respect to the Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of that court.  Each of the Parties hereby waives, and agrees not to assert, as a defense in any Legal Dispute, that it is not subject thereto or that the Proceeding may not be brought or is not maintainable in that court or that its property is exempt or immune from execution, that the Proceeding is brought in an inconvenient forum or that the venue of the Proceeding is improper.  Each Party hereto agrees that a final judgment in any Proceeding described in this Section 6 after the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

7.             Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

8.             Counterparts.  This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers.  Facsimile signatures and signatures transmitted via .pdf shall be treated as original signatures.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.             Entire Agreement.  This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by Braeburn and FX.  This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof.

[Signature page follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WHITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written

BRAEBURN PHARMACEUTICALS BVBA SPRL

By:	/s/ Behshad Sheldon
Name:	Behshad Sheldon
Title:	President and CEO

FX THERAPEUTICS, INC.

By:	/s/ John M. Barberich
Name:	John M. Barberich
Title:	President and Chief Executive Officer

By:	/s/ Alex Schwarz
Name:	Alex Schwarz
Title:	VP